UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Soliciting Material Pursuant to
[_] Confidential, For Use of the               SS.240.14a-11(c) or SS.240.14a-12
    Commission Only (as permitted
    by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials

                          SELAS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5) Total fee paid:

--------------------------------------------------------------------------------

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1) Amount previously paid:

--------------------------------------------------------------------------------
          2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          3) Filing Party:

--------------------------------------------------------------------------------
          4) Date Filed:

--------------------------------------------------------------------------------

                                     [LOGO]

                          SELAS CORPORATION OF AMERICA

                                1260 RED FOX ROAD

                          ARDEN HILLS, MINNESOTA 55112





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Selas Corporation of America (the "Corporation") will be held on Tuesday, April 27, 2004 at the offices of the Company's subsidiary Resistance Technology, Inc., 4400 McMenemy Road, Vadnais Heights, MN 55127, at 1:00 PM, Central Time, for the following purposes:

         (1) to elect directors; and

         (2) to transact such other business as may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on March 19, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

         All shareholders are cordially invited to attend the meeting, but whether or not you expect to attend the meeting in person, please mark, sign and date the enclosed proxy card and return it promptly in the envelope provided in order that your shares may be voted. If you attend the meeting, you may revoke your proxy and vote in person.

                                              By Order of the Board of Directors

                                              /s/ Michael J. McKenna

                                              Michael J. McKenna
                                              Chairman of the Board
     March 26, 2004
     Arden Hills, Minnesota

                          SELAS CORPORATION OF AMERICA
                                1260 RED FOX ROAD

                          ARDEN HILLS, MINNESOTA 55112


                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of the Selas Corporation of America (the "Corporation") for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 27, 2004 at the offices of its subsidiary Resistance Technology, Inc., 4400 McMenemy Road, Vadnais Heights, MN 55127, at 1:00 PM, central time, and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about March 26, 2004.

         The Board of Directors has fixed the close of business on March 19, 2004, as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting. As of March 19, 2004, there were 5,129,214 common shares, par value $1.00 per share ("Common Share"), of the Corporation outstanding, each of which is entitled to one vote on all matters to be presented at the Meeting.

         Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the proxy will vote all of your Common Shares "for" the election of the nominees for director. With respect to any other matter that properly comes before the meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment. Sending in a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any shareholder who submits a proxy may revoke it at any time before the proxy is voted at the Annual Meeting by delivering a later dated proxy or by giving written notice to the Secretary of the Corporation or attending the Annual Meeting in person and so requesting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

              The presence, in person or represented by proxy, of the holders of a majority of the outstanding Common Shares will constitute a quorum for the transaction of business at the Annual Meeting. All Common Shares present in person or represented by proxy (including "broker non-votes") and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

              Each Common Share is entitled to one vote on each matter that may be brought before the Annual Meeting. The election of directors will be determined by a plurality vote and the two nominees receiving the highest number of "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

         The cost of this solicitation will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by officers, directors or employees of the Corporation, without additional compensation. Upon request, the Corporation will pay the reasonable expenses incurred by record holders of the Corporation's Common Shares who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials and the annual report to shareholders to the beneficial owners of the shares they hold of record.

                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of five members divided into three classes.

         The Board of Directors, based upon the recommendation of the Nominating Committee, has nominated Michael J. McKenna as Chairman of the Board and Director and Mark S. Gorder for re-election at the Annual Meeting to serve until the 2007 annual meeting of shareholders and until their respective successors have been duly elected and qualified. The nominees are current directors of the Corporation and have been previously elected as a director by the Corporation's shareholders. Both Messrs. McKenna and Gorder have indicated their willingness to continue serving as directors. The Board of Directors knows of no reason why the nominees would be unable to serve as directors. If either of the nominees should for any reason be unable to serve, then the proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, unless the Board of Directors reduces the number of directors on the board.

         Assuming a quorum is present, the two nominees receiving the highest number of "for" votes will be elected. For such purposes, an abstention, the withholding of authority to vote or broker non-vote will not be counted in determining whether the proposal has received the required shareholder vote.

         The following table sets forth certain information concerning the nominees and the persons whose terms as directors will continue after the Annual Meeting, including their ages and principal occupations during the past five years:



                                                                                      DIRECTOR       TERM
                                 NAME, AGE AND OCCUPATION                               SINCE       EXPIRES
                                 ------------------------                               -----       -------

     Frederick  L.  Bissinger  (93)  retired  Vice  Chairman  of  Allied   Chemical     1974          2006
       Corporation (now Honeywell Inc.) a chemical and manufacturing company.

     Nicholas A. Giordano  (61),  business  consultant and investor since 1997. Mr.     2000          2006
       Giordano was Interim President of LaSalle  University from July 1998 to June
       1999.  From 1981 to 1997,  Mr.  Giordano was President  and Chief  Executive
       Officer  of the  Philadelphia  Stock  Exchange.  Mr.  Giordano  serves  as a trustee of W.T. Trust and Kalmar Pooled Investment Trust,  mutual funds, and as a Director of Independence Blue Cross of Philadelphia.

     Robert N. Masucci (66),  Chairman of the Board of Montgomery Capital Advisors,     2002          2005
       Inc.,  an  investment  advisory  company,  since 1990 and,  Chief  Executive
       Officer of Barclay  Brand  Ferndon,  Inc.,  a  distribution  company,  since
       1996.  Prior to 1990,  Mr.  Masucci  was Chief  Executive  Officer of Drexel
       Industries, Inc., a forklift manufacturer.



                                                                                      DIRECTOR       TERM
                                 NAME, AGE AND OCCUPATION                               SINCE       EXPIRES
                                 ------------------------                               -----       -------


     Mark S. Gorder (57),  President and Chief Executive Officer of the Corporation     1996          2004
       since April 2001;  President and Chief Operating  Officer of the Corporation
       from  December  2000 to April 2001;  and Vice  President of the  Corporation
       from  1996 to  December  2000.  Mr.  Gorder  has been  President  and  Chief
       Executive  Officer of  Resistance  Technology,  Inc.,  a  subsidiary  of the
       Corporation, since 1983.

     Michael  J.  McKenna  (69),   Chairman  of  the  Board  of  Directors  of  the     1998          2004
       Corporation  since April 2001.  In March 2001,  Mr.  McKenna  retired as the
       Vice  Chairman  and a  Director  of  Crown  Cork &  Seal  Company,  Inc.,  a
       manufacturing  company.  From 1995 to 1998,  Mr.  McKenna was the  President
       and Chief  Operating  Officer and,  prior to 1995,  was the  Executive  Vice
       President and President of the North American  Division of Crown Cork & Seal
       Company, Inc.

     Messrs. Giordano and Masucci are first cousins.

     BOARD AND COMMITTEE MATTERS

     INDEPENDENCE

         The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the corporate governance rules of the American Stock Exchange:
     Messrs. Bissinger, Giordano, Masucci and McKenna.

     COMMUNICATION WITH THE BOARD

         Shareholders may communicate with the Board of Directors, including any individual director, by sending a letter to the Selas Corporation of America Board of Directors, c/o Corporate Secretary, Selas Corporation of America, 1260 Red Fox Road, Arden Hills, Minnesota 55112. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

     MEETINGS OF THE BOARD AND COMMITTEES

         The Corporation's Board of Directors held five formal meetings and two telephonic meetings in 2003. During 2003, all directors of the Corporation attended at least 75% of the total number of meetings of the Board of Directors of the Corporation and all committees of which they were members.

     ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

         The Board of Directors has adopted a policy that all of the directors should attend the Annual Meeting of Shareholders, absent exceptional cause. Last year, all of the directors attended the Annual Meeting of Shareholders.

     DIRECTOR COMPENSATION

         In 2003, Mr. McKenna received an annual retainer of $133,800 for services performed as Chairman of the Board. The other directors who were not officers of the Corporation received an annual retainer of $24,000 plus $800 per Board or Committee meeting attended on a particular day and $400 for each additional Board or Committee meeting attended on the same day. Mr. Giordano receives an additional $200 per meeting for his services as Chairman of the Audit Committee. Total fees earned were $30,400, $29,600, and $28,800 by Messrs. Bissinger, Giordano and Masucci, respectively. Under the Corporation's Non-Employee Directors Stock Option Plan, directors who are not employees of the Corporation or any of its subsidiaries receive an automatic one-time grant of an option to acquire 5,000 Common Shares of the Corporation upon their initial election or appointment to the Board of Directors and are also eligible to receive discretionary grants. In 2003, there were no options granted under that plan.

     COMMITTEES OF THE BOARD

         The Board of  Directors of the  Corporation  has  established  an Audit
     Committee,   a  Compensation  Committee  and  a  Nominating  and  Corporate
     Governance Committee.

     AUDIT COMMITTEE

         The Board of Directors of the Corporation has appointed a standing Audit Committee consisting of Messrs. Giordano (Chairman), Masucci, and McKenna. The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable American Stock Exchange corporate governance rules and SEC regulations. In addition, the Board of Directors has determined that Mr. Giordano, Audit Committee Chairman, qualifies as an audit committee financial expert, as defined in applicable SEC rules. The Audit held four formal meetings in 2003. In addition, the Audit Committee or its Chairman held informal telephonic meetings with the Corporation's management and independent auditors to review and approve the Corporation's quarterly consolidated financial statements.

         The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found in Appendix A. The principal duties of the Audit Committee are to monitor the integrity of the financial statements of the Corporation, the compliance by the Corporation with legal and regulatory requirements and the independence and performance of the Corporation's independent auditors. In addition, the Committee selects the firm to be engaged as the Corporation's independent public accountants, and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. The report of the Audit Committee appears on page 16.

     COMPENSATION COMMITTEE

         The Board of Directors of The Corporation has appointed a standing Compensation Committee currently consisting of Messrs. McKenna (Chairman), Giordano, Masucci, and Bissinger. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable American Stock Exchange corporate governance rules. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning officer compensation and officer and employee bonus programs and administers the Corporation's 2001 Stock Option Plan, Amended and Restated 1994 Stock Option Plan and Non-Employee Directors Stock Option Plan. This Committee met two times in 2003. The report of the Compensation Committee is set forth beginning on page 11.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         The Board of Directors of the Corporation has appointed a standing Nominating and Corporate Governance Committee currently consisting of Messrs. McKenna (Chairman), Giordano, and Masucci. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable American Stock Exchange Corporate Governance Rules. This Committee was formed in February 2004. In 2003, the entire Board of Directors acted as a nominating committee.

         The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found in Appendix B. The principal duties of the Nominating and Corporate Governance Committee are to identify individuals qualified to become members of the Board consistent with the criteria approved by the Committee, consider nominees made by shareholders in accordance with the Corporation's bylaws, select, or recommend to the Board, the director nominees for each annual shareholders meeting, develop and recommend to the Board corporate governance principles and oversee the evaluations of the Board and senior management.

         CONSIDERATION OF DIRECTOR CANDIDATES RECOMMENDED OR NOMINATED BY SHAREHOLDERS. The Nominating and Corporate Governance Committee will consider properly submitted shareholder recommendations for director candidates. A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Selas Corporation of America, 1260 Red Fox Road, Arden Hills, Minnesota 55112. Under the Corporation's bylaws, a shareholder who desires to nominate directors for election at the Corporation's shareholders meeting must comply with the procedures summarized below:

          o shareholder nominations for directors to be elected, which have not been previously approved by the Nominating and Corporate Governance Committee, must be submitted to the Corporate Secretary not later than the latest date by which shareholder proposals must be submitted to the Corporation for inclusion in the proxy statement pursuant to SEC Rule 14a-8;

          o shareholder nominations must be in writing and sent either by personal delivery, nationally recognized express mail or U.S. mail, postage prepaid;

          o   each shareholder nomination must set forth the following:

                  o the   name   and  address  of  the  shareholder  making  the
                  nomination and the person(s) nominated;

                  o a representation that the shareholder is a holder of record, and/or a beneficial owner, of voting stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) nominated;

                  o a description of all arrangements and understandings between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination was submitted by the shareholder;

                  o such other information regarding the shareholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating and Corporate Governance Committee, including the principal occupation of each nominee; and

                  o the consent of each nominee to serve as a director if so elected.

         The Nominating and Corporate Governance Committee has the sole authority to select, or to recommend to the Board of Directors, the nominees to be considered for election as a director. The officer presiding over the shareholders meeting, in such officer's sole and absolute discretion, may reject any nomination not made in accordance with the foregoing procedures.

         The deadline for submitting the letter recommending a prospective director nominee for the 2005 Annual Meeting of Shareholders is November 26, 2004.

         The Corporation's bylaws are available, at no cost, at the SEC's website, www.sec.gov, as Exhibit 3.2 to the Corporation's Annual Report on Form 10-K filed with the SEC in March 2004 or upon the shareholder's written request directed to the Corporate Secretary at the address given above.

         DIRECTOR QUALIFICATIONS. Nominees for director must be at least 21 years old. Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable American Stock Exchange and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties. The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director's duties, including attendance at Board and committee meetings and review of the Corporation's financial statements and reports, SEC filings and other materials. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

         Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand the Corporation's financial statements.

         IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board in accordance with the limits fixed by the Corporation's charter and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members as well as management, shareholders and other parties. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

         In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director's service to the Corporation during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating and Corporate Governance
     Committee meeting at which such director's potential nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

         In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under applicable American Stock Exchange corporate governance rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee interviews the nominee in person or by telephone.

         Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

                             ADDITIONAL INFORMATION

   SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND CERTAIN OFFICERS

         The following table sets forth certain information as of March 19, 2004, concerning beneficial ownership of the Common Shares by (i) persons or groups of persons shown by Securities and Exchange Commission records to own beneficially more than 5% of the Common Shares (ii) directors and nominees, (iii) the executive officers named in the Summary Compensation Table included herein and (iv) all directors and executive officers as a group.

                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                    BENEFICIALLY         PERCENT
                                      NAME                                            OWNED(1)           OF CLASS
                                      ----                                            --------           --------
     The Trust Company of New Jersey (2)...................................            463,700             9.1%
     35 Journal Square
     Jersey City, NJ  07306
     Gabelli Asset Management Inc. (3).....................................            360,000             7.0%
     One Corporate Center
     Rye, NY 10580
     Estate of Siggi B. Wilzig (4).........................................            336,575             6.6%
     c/o Herrick, Feinstein LLP
     2 Penn Plaza
     Newark, NJ  07105
     Dimensional Fund Advisors, Inc  (5)...................................            303,800             5.9%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA  90401
     U.S. Bancorp (6)......................................................            287,850             5.6%
     601 2nd Ave. South
     Minneapolis, MN  55402-4302

     Mark S. Gorder, Director, President and Chief Executive Officer(7)....            357,650             6.9%
     Michael J. McKenna, Chairman of the Board of Directors (8)............             49,200              *
     Nicholas A. Giordano, Director (9)....................................             39,200              *
     Robert N. Masucci, Director (10) .....................................             38,200              *
     Robert F. Gallagher, Vice President and Chief Financial Officer,......             33,200              *
     Secretary, and Treasurer (11)
     Frederick L. Bissinger, Director (12).................................             29,000              *
     Gerald H. Broecker, Vice President and Assistant Secretary(13)........             19,800              *
     All Directors and Executive Officers as a Group (7 persons) (14)......            566,250            10.7%


     ---------------------
     *   Less than 1%

     Footnotes to the table are provided on the next page.

     Footnotes for the Table of Beneficial Ownership of Common Shares

     (1) Unless otherwise indicated, each person has sole voting and investment power with respect to all such shares. The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after the March 19, 2004. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.
     (2) Based upon a Schedule 13D/A filed with the SEC on February 9, 2004. (3) Based upon a Schedule 13G/A filed with the SEC on February 11, 2004.
         (4) Based  upon a  Schedule  13D filed with the SEC on October 2, 2003.
         (5) Based upon a Schedule 13G/A filed with the SEC on February 6, 2004.
     (6) Includes 287,850 Common Shares owned by Mr. Gorder and held in a trust for which U.S. Bank National Association serves as agent and U.S. Bancorp Asset Management, Inc. serves as investment advisor. Based upon a Schedule 13G/A filed with the SEC on January 30, 2004 that also includes U.S. Bancorp Asset Management, Inc. as the beneficial owner of the shares shown in the table. According to the Schedule 13G/A, U.S. Bancorp is a holding company which is the parent company of U.S. Bancorp Asset Management, Inc., an investment advisor.
     (7) Includes 70,000 shares which Mr. Gorder has the right to acquire within 60 days of March 19, 2004 through the exercise of stock options. Includes 287,850 shares, which are owned by Mr. Gorder and are held in a trust account at U.S. Bancorp, as previously listed in the table. Mr. Gorder, whose business address is 1260 Red Fox Road, Arden Hills, MN 55112, is also President and Chief Executive Officer of Resistance Technology, Inc., a wholly owned subsidiary of the corporation.
     (8) Includes 20,000 shares which Mr. McKenna has the right to acquire within 60 days of March 19, 2004 through the exercise of stock options.
     (9) Includes 15,000 shares which Mr. Giordano has the right to acquire within 60 days of March 19, 2004 through the exercise of stock options.
     (10)Includes 15,000 shares which Mr. Masucci has the right to acquire within 60 days of March 19, 2004 through the exercise of stock options.
     (11)Includes 10,000 shares which Mr. Gallagher has the right to acquire within 60 days of March 19, 2004 through the exercise of stock options.
     (12)Includes 15,000 shares which Mr. Bissinger has the right to acquire within 60 days of March 19, 2004 through the exercise of stock options.
     (13)Includes 12,600 shares which Mr. Broecker has the right to acquire within 60 days of March 19, 2004 through the exercise of stock options.
     (14)Includes 157,600 shares which directors and executive offices have the right to acquire within 60 days of March 19, 2004 through the exercise of stock options.

                          COMPENSATION COMMITTEE REPORT

         The Corporation's compensation program for officers, which is administered by the Compensation Committee of the Board of Directors, is designed to align a significant portion of officer compensation with the Corporation's business objectives and performance.

         The Corporation's officer compensation program consists of base salary, potential annual cash incentive compensation and long-term incentive compensation in the form of stock options. Officers are also covered under medical, life insurance, and 401K savings plans generally available to employees of the Corporation or the business unit managed by the officer.

         Through the use of data on comparable companies and its evaluation of officers' performance, the Compensation Committee's objective is to recommend to the Board of Directors the setting of total base salary and potential incentive compensation for Mr. Mark S. Gorder, the Corporation's Chief Executive Officer, and other officers at levels designed to achieve the Corporation's objectives of attracting, retaining, motivating and rewarding talented executives. The Compensation Committee's philosophy is that a significant portion of the total potential compensation of the Chief Executive Officer and other senior executives should be leveraged to be dependent upon the degree of the Corporation's or a business unit's financial success in a particular year.

         In 2003, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved an incentive compensation program for 2003 that applied financial performance measures tailored to the nature of the particular business unit and the desired contribution to the overall financial results of the Corporation. In all cases, incentive compensation was substantially dependent on the achievement of financial performance targets relating to a particular business unit or to the Corporation on a consolidated basis. Because of the financial performance of the Corporation and its business units for 2003, no executive officers received a bonus for the year. The Chief Executive Officer's base compensation for 2003 was set at $275,000 as defined within his employment agreement that took effect January 1, 2001. The "Summary Compensation Table" shows a lower amount, however, due to the voluntary salary reduction that the Chief Executive Officer has taken in the last two years.

         The Corporation's Amended and Restated 1994 Stock Option Plan and 2001 Stock Option Plan are its long-term incentive plans for officers and key employees. These plans are designed to further align the interests of the Corporation's officers and its shareholders by creating a direct link between long-term executive compensation and long-term shareholder value. Since all options are granted at fair market value at the time of grant, there is no built-in profit and thus the value of the option is tied solely and directly to increases in value of the Common Shares. Stock options are granted to the Corporation's officers from time to time, as deemed appropriate by the Compensation Committee, based on various factors, including the executive's ability to contribute to the Corporation's long-term growth and profitability.

          In 2003, the Corporation issued an option to purchase 50,000 shares to Mr. Gorder, the Chief Executive Officer, and an option to purchase 25,000 shares to Mr. Gallagher, the Chief Financial Officer, each of which will become exercisable upon the earlier of the attainment of certain corporate goals or seven years after the date of grant. As noted in "Executive Compensation - Stock Option Tables," the options granted to Mr. Gorder in 2002 were cancelled because the corporate goals upon which such options would become exercisable were not met.


                                                THE COMPENSATION COMMITTEE
                                                Michael J. McKenna, Chairman
                                                Frederick L. Bissinger
                                                Robert N. Masucci
                                                Nicholas A. Giordano

     EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation paid or accrued by the Corporation and its subsidiaries for the years indicated to the Corporation's Chief Executive Officer and its four most highly compensated executive officers that made over $100,000 in annual compensation for fiscal year ended December 31, 2003 (the "Named Officers").

                                                                          LONG TERM
                                                                     COMPENSATION AWARDS
                                             ANNUAL COMPENSATION     -------------------
          NAME AND PRINCIPAL                 -------------------    SECURITIES UNDERLYING        ALL OTHER
              POSITION(1)            YEAR   SALARY ($)  BONUS ($)        OPTIONS (#)        COMPENSATION ($)(2)
     -----------------------------   ----   ----------  ---------        -----------        -------------------


     Mark S. Gorder.............     2003      265,539      -               50,000                 10,822
     President and Chief Executive   2002      268,127      -               50,000                  8,322
     Officer of the Corporation      2001      264,640      -               25,000                  5,687



     Robert F. Gallagher........     2003      166,266    10,000            25,000                  5,497
     Chief Financial Officer, Vice   2002       57,550      -               50,000                    176
     President, Treasurer, and       2001         -         -                 -                      -
     Secretary of the Corporation

     Gerald H. Broecker ........     2003      122,158      -                 -                     4,200
     Vice President and Assistant    2002      113,961      -                 -                     3,918
     Seretary of the Corporation     2001      117,860      -                 -                     4,227


     (1) For fiscal year ended December 31, 2003, the Corporation only had three executive officers that made over $100,000 in annual compensation. Mr. Robert F. Gallagher, who serves as the Chief Financial Officer, Vice President, Secretary and Treasurer, was hired on August 19, 2002. Mr. Gerald H. Broecker was appointed as Vice President of Administration on December 17, 2002.
     (2) Represents the Corporation's or a subsidiary's contributions to the Named Officer's account under retirement plans and group term life insurance. In 2003, the Corporation made contributions of $8,500, $4,988, $3,665 to the retirement plan accounts and $2,322, $510, $535 to the group term life insurance plans for the benefit of Mssrs. Gorder, Gallagher, and Broecker, respectively.

     STOCK OPTION TABLES

         The following tables set forth certain information about stock option grants by the Corporation to the Named Officers in fiscal 2003 and the number of options exercised in fiscal 2003 and the number, respectively, of unexercised options and the value of unexercised in-the-money options at the 2003 fiscal year end held by Named Officers.

                             OPTIONS GRANTED IN 2003

                                                                                      POTENTIAL REALIZABLE VALUE
                              NUMBER OF    % OF TOTAL                                   AT ASSUMED ANNUAL RATES
                             SECURITIES      OPTIONS                                  OF STOCK PRICE APPRECIATION
                             UNDERLYING    GRANTED TO                                      FOR OPTION TERM (2)
                               OPTIONS      EMPLOYEES    EXERCISE PRICE    EXPIRATION ----------------------------
             NAME              GRANTED     IN 2003 (1)     PER SHARE         DATE           AT 5%          AT 10%
             ----              -------     -----------     ---------         ----           -----          ------

     Mark S. Gorder              50,000       66.7%          $3.05         12/16/2013      $95,906        $243,046
     Robert F. Gallagher         25,000       33.3%          $3.05         12/16/2013       47,953         121,523


     -------------------------
     (1) During 2003 the Corporation granted options under the 2001 Stock Option Plan covering a total of 75,000 Common Shares.
     (2) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The rates of appreciation used in this table are prescribed by regulation of the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the Common Shares.


                     AGGREGATED OPTION EXERCISES IN 2003 AND
                         DECEMBER 31, 2003 OPTION VALUES


                                                           NUMBER OF SHARES             VALUE OF UNEXERCISED
                               SHARES                   COVERED BY UNEXERCISED         IN-THE-MONEY OPTIONS AT
                              ACQUIRED               OPTIONS AT DECEMBER 31, 2003        DECEMBER 31, 2003(1)
                                 ON         VALUE    ----------------------------        ------------------
          NAME                EXERCISE    REALIZED    EXERCISABLE     UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
    -------------------       --------    --------    -----------     -------------   -----------  -------------
    Mark S. Gorder               -            -        65,000            85,000         $18,150       $12,100
    Robert F. Gallagher          -            -        10,000            65,000          14,300        74,200
    Gerald H. Broecker           -            -        12,600             2,400           2,178         1,452


     -------------------------
      (1)Represents the difference between the option exercise price and the fair market value of the Common Shares at December 31, 2003.
         In-the-money options are those where the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Common Shares on December 31, 2003, was $3.73 per share.

         Mr. Gorder was granted an option to purchase 50,000 shares in December 2002 which became exercisable upon the earlier of certain corporate goals in 2003 or seven years after the date of grant. Because the Corporation did not meet the goals established for 2003, the Compensation Committee and Mr. Gorder agreed to cancel the 2002 options. Under SEC regulations, the cancellation of the 2002 options and the issuance of options in December 2003 is considered a "repricing" and the disclosure of the following information is required. Except as set forth below, the Corporation has not repriced options held by any executive officer during the last ten completed fiscal years.

                                         Number of                                                       Length of
                                         Securities        Market Price     Exercise                  Original Option
                                         Underlying        of Stock at      Price at       New        Term Remaining
                                          Options           Time of         Time of     Exercise        at Date of
            Name             Date        Repriced (#)      Repricing       Repricing      Price         Repricing
     --------------        --------      ------------      ---------       ---------      -----         ---------
     Mark S. Gorder        12/16/03        50,000             $3.05           $1.55        $3.05          9 years


     EMPLOYMENT AGREEMENT

         The Corporation entered into an employment agreement with Mr. Gorder, as President and Chief Executive Officer of the Corporation. The agreement provides for Mr. Gorder to serve as President and Chief Executive officer of the Corporation until April 30, 2004. Pursuant to the agreement, Mr. Gorder was compensated at the annual rate of $250,000 for the period of January 1, through April 30, 2001 and at the annual rate of $275,000 for the period of May 1, 2001 through December 31, 2001. Mr. Gorder's annual compensation after December 31, 2001 was to be established by the Board of Directors, but is required to be no less than $275,000 thereafter. The "Summary Compensation Table" shows a lower amount, however, due to the voluntary salary reduction that Mr. Gorder has taken in the last three years. If Mr. Gorder's employment is terminated for any reason, other than for cause, he will be entitled to the continued payment of his salary and bonus until April 30, 2004, or, at his election, a lump sum payment equal to the present value of these payments.

     CHANGE-OF-CONTROL ARRANGEMENTS

         Under an agreement with Mr. Gorder that will expire on April 30, 2004, the Corporation would be required to pay two years' salary to him upon involuntary termination (defined to include a reduction in salary, change of location, or adverse change in responsibilities, or any termination of employment other than for cause, death, or disability) within two years following a change in control or sale of substantial assets of the Corporation or Resistance Technology, Inc. and all of the options held by him would become exercisable immediately.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during 2003 were: Messrs. McKenna, Chairman, Bissinger, Giordano and Masucci. No person who served as a member of the Compensation Committee during 2003 was a current or former officer or employee of the Corporation or any subsidiary or engaged in certain transactions with Corporation or any subsidiary required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2003, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Compensation Committee of the Corporation.

                              CERTAIN TRANSACTIONS

     TRANSACTIONS WITH MR. GORDER

         Mr. Gorder is a general partner (with a one-third interest) of Arden Partners I, L.L.P., a Minnesota limited liability partnership ("Arden") that owns and leases to the Corporation's subsidiary, Resistance Technology, Inc. ("RTI"), property under a lease entered into October, 1991, and amended and restated on November 1, 1996. The leased property is one of RTI's two manufacturing facilities. In 2002, the lease was renewed with a term of October 31, 2011. Under the lease, RTI pays Arden a base monthly rent of approximately $27,500 until October 2003 and a base monthly rent of approximately $30,667 thereafter. In August 1997, the Corporation made a personal loan to Mr. Gorder in the amount of $58,000. The loan accrued interest at the rate of 8.5% per annum. The loan was paid in full in 2003. Mr. Gorder is the President and Chief Executive Officer of the Corporation, as well as a director.



                             AUDIT COMMITTEE REPORT

         The Audit Committee has prepared the following report on its activities with respect to the Corporation's audited consolidated financial statements for the year ended December 31, 2003, which is referred to herein as the Corporation's audited consolidated financial statements:

     o    The  Audit   Committee   has  reviewed  and   discussed   the  audited
          consolidated financial statements with management.

     o The Audit Committee has discussed with KPMG LLP, the Corporation's independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of the Corporation's consolidated financial statements.

     o The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence from the Corporation.

     o Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                            THE AUDIT COMMITTEE
                                            Nicholas A. Giordano, Chairman
                                            Michael J. McKenna
                                            Robert N. Masucci

      ADDITIONAL INFORMATION REGARDING THE CORPORATION'S AUDITORS

         The Corporation's independent auditors for the fiscal year ended December 31, 2003 was KPMG LLP. The Audit Committee of the Board of Directors has appointed KPMG LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     AUDIT FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 and the review of the financial statements included in the Corporation's Forms 10-Q for fiscal years 2003 and 2002 totaled $266,000 and $410,000, respectively.

     AUDIT-RELATED FEES

         The aggregate fees billed by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 and that are not disclosed in the paragraph captioned "Audit Fees" above, were $16,000 and $14,500, respectively. The services performed by KPMG LLP in connection with these fees consisted principally of audits of employee benefit plans and other attest services.

     TAX FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31, 2002 were $23,150 and $72,000, respectively. The services performed by KPMG LLP in connection with these fees consisted of tax planning and compliance.

     ALL OTHER FEES

         The Corporation made no other payments to its independent auditor with respect to the relevant disclosure period.

     PRE-APPROVAL POLICY

          The  Audit  Committee  has  established   pre-approval   policies  and
     procedures pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by KPMG LLP in 2003.

     AUDITOR INDEPENDENCE

          The Audit Committee has considered the nature of the above-listed services provided by KPMG LLP and determined that the provision of the services are compatible with maintaining its independence.

                                PERFORMANCE GRAPH

         The following graph shows the cumulative total return for the last five years, calculated as of December 31 of each such year, for the Common Shares, the Standard & Poor's 500 Index and the American Stock Exchange Market Value Index. The graph assumes that the value of the investment in each of the three was $100 at December 31, 1998 and that all dividends were reinvested.


                                  [LINE GRAPH]

                 1998   1999    2000    2001    2002    2003
                 Base
                 Year
SELAS            100     81      42      25      18      45
S&P 500          100    120     107      93      72      90
AMEX             100    127     130     123     120     170


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

         Based on the Corporation's review of the copies of these reports received by it and written representations, if any, received from reporting persons with respect to the filing of reports of Forms 3, 4 and 5, the Corporation believes that all filings required to be made by the reporting persons for fiscal 2003 were made on a timely basis, with the exception that Mr. Gorder was late in filing a report with respect to options granted in December 2002 and 2003 and Mr. Gallagher was late in filing a report with respect to options granted in 2002 and 2003.

     SHAREHOLDER PROPOSALS

         Under the Corporation's bylaws, shareholder proposals with respect to the 2005 Annual Meeting of Shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of the Corporation no later than November 26, 2004. Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Corporate Secretary, Selas Corporation of America, 1260 Red Fox Road, Arden Hills, Minnesota 55112. Each nomination or proposal must include the information required by the bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting. Please refer to "Nominating and Corporate Governance Committee" beginning on page 6 for additional information with respect to the procedures with respect to the nomination of directors.

         Shareholder proposals for the 2005 Annual Meeting of Shareholders must be submitted to the Corporation by November 26, 2004 to receive consideration for inclusion in the Corporation's Proxy Statement relating to the 2005 annual meeting of shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the bylaws.

         In addition, shareholders are notified that the deadline for providing the Corporation timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Corporation's 2005 Annual Meeting of Shareholders is November 26, 2004. As to all such matters which the Corporation does not have notice on or prior to November 26, 2004, discretionary authority shall be granted to the persons designated in the Corporation's Proxy related to the 2005 annual meeting of shareholders to vote on such proposal.

     ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         A copy of the annual report to shareholders of the Corporation, including consolidated financial statements, for 2003 is being delivered with the proxy materials and is not to be regarded as proxy solicitation material.

         EACH SHAREHOLDER CAN OBTAIN A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES FOR THE YEAR ENDED DECEMBER 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO: SELAS CORPORATION OF AMERICA, 1260 RED FOX ROAD, ARDEN HILLS, MINNESOTA 55112, ATTN: MR. ROBERT F. GALLAGHER.

     OTHER MATTERS

         The Corporation is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Corporation did not receive notice by March 4, 2004 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                                           Robert F. Gallagher
                                           Secretary, Treasurer,
                                           and Chief Financial Officer

                                   APPENDIX A
                          SELAS CORPORATION OF AMERICA
                             AUDIT COMMITTEE CHARTER

     PURPOSE

     The Audit Committee ("Committee") is appointed by and generally acts on behalf of the Board of Directors (the "Board"). The Committee's purposes shall be: (a) to assist the Board in its oversight of (i) the quality and integrity of the Company's financial statements, financial reporting and disclosure controls and procedures, including internal controls; and (ii) the Company's compliance with legal and regulatory requirements; (b) to interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and (c) to prepare annually the report required by the rules of the Securities and Exchange Commission ("SEC") for inclusion in the proxy statement for the Company's annual meeting of stockholders.

     The Committee's responsibilities are principally of an oversight nature. Although the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are accurate, complete and stated in accordance with generally accepted accounting principles ("GAAP") and other applicable rules and regulations.


     Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, including ensuring that the financial statements are accurate, complete and stated in accordance with GAAP and, together with the other financial information included in the Company's public disclosures, fairly present the financial condition, results of operations and cash flows of the Company. Management is also responsible for the Company's financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent auditors are responsible for planning and conducting an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with GAAP and reviewing the Company's quarterly financial statements.


      COMPOSITION

     The Committee shall consist of three or more independent directors of the Company designated by the Committee on Directors and Corporate Governance and approved by a majority of the whole Board of Directors by resolution or resolutions. Any director who is a present or former employee of the Company may not serve on the Audit Committee. The members of the Committee shall meet the independence requirements of the American Stock Exchange and SEC rules.

     In  addition,   the  Chairman  of  the   Committee   must  be   financially
     sophisticated and all members of the Committee shall be financially literate at the time of appointment. Members of the Committee are not required to be engaged in the accounting or auditing profession and, consequently, some members may not be expert in financial matters or in matters involving accounting or auditing. However, to the extent possible, at least one member of the Committee shall, in the judgment of the Board, be an "audit committee financial expert" in accordance with the rules and regulations of the SEC.

     The members of the Committee shall serve one-year terms. The Board shall designate one member of the Committee to serve as Chairperson. The members of the Committee shall serve until their resignation, retirement, or removal by the Board and until their successors shall be appointed. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.


     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain independent legal counsel, accounting or other consultants or experts to advise the Committee. The Committee may also utilize the services of the Company's regular legal counsel and other advisors to the Company.


      MEETINGS


     The Committee shall meet at quarterly, or more frequently as circumstances dictate. The Committee will meet separately, periodically, with management, and with the independent auditors to discuss any matters that the Committee or each of these groups believes should be discussed privately. The Committee may also request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.


     MEMBER COMPENSATION


     No Committee member shall accept, directly or indirectly, any consulting, advisory or other compensatory fees from the Company, except for the member's fees for services as a director and member of the Committee and any other committees of the Board.


     RESPONSIBILITIES AND DUTIES


     The Committee shall:

       1. have the sole authority and responsibility for the appointment and termination of the Company's independent auditors. The Committee also shall be responsible for setting the compensation and retention terms for, and overseeing and evaluating the performance of, the independent auditors with respect to audit, review or attestation services. The independent auditors shall report directly to the Committee.

       2. have sole authority and responsibility to approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. Pre-approval of non-audit services will be required

       3. ensure that the Committee receives from the independent auditors the written disclosures and letter required by Independence Standards Board Standard 1 delineating all relationships between the independent auditors and the Company; the Committee shall discuss with the independent auditors their independence, including any disclosed relationships or services that may impact the auditors' objectivity and independence. If deemed appropriate by the Committee, the Committee may recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of their independence. The Committee shall also confirm with the independent auditors that the independent auditors are in
                     compliance   with   the   partner   rotation
                     requirements established by the SEC.

       4. ensure that the Committee annually receives and reviews a report from the independent auditors describing the auditing firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, relating to independent audits carried out by the firm, and any steps taken to deal with any such issues.

       5. review with the independent auditors and with management the proposed scope of the annual audit, past audit experience, and other matters bearing upon the scope of the audit. The discussion will include a review of any audit problems or difficulties, including any restrictions on the scope of the independent auditors' activities or on access to requested information, any significant disagreements with management and management's responses to such matters. The Committee shall be responsible for resolution of any disagreements between the independent auditors and management regarding financial reporting.

       6. review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company's annual report on Form 10-K including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." This discussion should include (i) matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as then in effect; and (ii) major issues regarding accounting principles and financial statement presentations, including critical accounting estimates and judgments, significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and special audit steps adopted in light of any material control deficiencies.

       7. recommend to the Board based on the review described in paragraphs 3 and 6 whether the audited financial statements should be included in the Company's annual report on Form 10-K.

       8. review and discuss with management and the independent auditors quarterly financial statements to be included in the Company's 10-Qs and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

       9. after reviewing the reports from the independent auditors and the independent auditors' work throughout the audit period, conduct an annual evaluation of the independent auditors' qualifications, performance and independence. This evaluation shall include review and evaluation of the lead audit partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the independent auditors to the full Board.

      10. discuss with management and with the independent auditors the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies. The Committee's discussion in this regard may be general in nature (such as the type of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

      11. discuss periodically with management the Company's policies and guidelines regarding risk assessment and risk management, as well as the Company's major financial risk exposures and steps management has taken to monitor and control such exposures.

      12. establish and maintain procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

      13. discuss periodically with management and the independent auditors the adequacy of the Company's disclosure controls and procedures, including applicable internal controls and procedures for financial reporting and changes in internal controls designed to address any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss with management and the independent auditors (i) the annual report of management affirming management's responsibility for establishing and maintaining internal controls over financial reporting and assessing the effectiveness of the internal control structure over financial reporting and
                     (ii) the independent auditors' report on, and attestation of, management's report when those reports are required by SEC rules.

      14. confirm with management on at least a biennial basis that the Company's Standards of BUSINESS CONDUCT AND ETHICS have been communicated by the Company to all key employees of the Company and its subsidiaries throughout the world with a direction that all such key employees certify that they have read, understand and are not aware of any violations of the Standards of BUSINESS CONDUCT AND ETHICS. The Committee shall have the sole responsibility to grant waivers of the Standards of Business Conduct and Ethics to the Company's directors, executive officers and senior financial officers.

      15.            establish   policies  for  the  hiring  by the  Company  of
                     employees or  former employees of the independent auditors.

      16. establish procedures for approval of all related party transactions between the Company and any executive officer or director.

      17. through the Committee's Chair, regularly report to the full Board on the Committee's activities and actions.

      18. provide the Company and the Board with the report of the Committee with respect to the audited financial statements for inclusion in the Company's annual proxy statement as required by SEC rules.
      19.
                     annually evaluate the Committee's own performance and deliver a report to the Board setting forth the results of the evaluation.

      20. review and reassess the adequacy of the Committee charter on an annual basis and submit any recommended changes to the Board for consideration.

      21. perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                   APPENDIX B
                          SELAS CORPORATION OF AMERICA
              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

         This  Nominating  and  Corporate   Governance  Committee  Charter  (the
     "Charter") has been adopted by the Board of Directors (the "Board") of SELAS CORPORATION OF AMERICA (the "Company").

     PURPOSE

         The Board of Directors has established the Nominating and Corporate Governance Committee (the "Committee") of the Board to (1) identify individuals qualified to become members of the Board, consistent with the criteria approved by the Committee, (2) consider nominees made by shareholders in accordance with the Company's bylaws, (3) select, or recommend to the Board, the director nominees for each annual shareholders meeting, (4) develop and recommend to the Board a set of corporate governance principles applicable to the Company and (5) oversee the evaluations of the Board and senior management (in conjunction with the Compensation Committee).

     COMPOSITION

         The Committee shall be comprised of two or more members, all of whom must qualify as independent directors ("Independent Directors") under the listing standards of the American Stock Exchange ("AMEX"), subject to any exceptions contained in such standards.

         The Committee members shall be appointed by the Board. The Board shall appoint one member of the Committee as chairperson. If the Board fails to elect a chairperson, the Committee members shall elect a chairperson from their members. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.

         The members shall serve for a term of one year or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee.

         A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the AMEX rules with respect to such member's continued membership on the Committee.

     MEETINGS AND PROCEDURES

         Consistent with the Company's articles of incorporation, bylaws and applicable state law, the following shall apply:

         o The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

         o The Committee shall meet at least annually and more frequently as circumstances require. Members may participate by telephone.

         o The chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

         o The chairperson, in consultation with other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting.

         o A majority of the members of the Committee shall constitute a quorum.

         o The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions or attend any portion of a meeting of the Committee at which that director's nomination or committee selection is being discussed.

         o Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

         o The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company. The chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.

     RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities:

     Selection of Director Nominees and Committee Membership
     -------------------------------------------------------

         o Establish the criteria for selecting new members of the Board, which criteria shall include, among other factors that the Committee may deem appropriate, the person's experience as a director, current and past employment, and knowledge of the Company's business and industry.

         o Interview prospective candidates, and recommend to the Board, the director nominees for each annual shareholder meeting and nominees for any vacancies arising between annual shareholder meetings (subject to any contractual or other rights granted by the Company to third parties to nominate directors).

         o Recommend to the Board whether to increase the number of directors, or, in the event of the death disability, resignation, refusal to stand for reelection or removal of a director, whether to decrease the number of directors.

         o Review the composition of the Board and the Committee at least annually to ensure that the Board and the Committee complies with all applicable laws, regulations, and listing requirements.

         o Recommend to the Board the directors to be appointed to each committee of the Board.

         o Review the skills, characteristics, and qualifications of the members of the board and all committees at least annually.

         o Determine director and committee member/chair compensation for those directors who are not also salaried officers of the Company.

         o    Establish   policies   regarding  the  consideration  of  director
              candidates recommended by shareholders.

         o Establish procedures to be followed by shareholders in submitting recommendations for director candidates.

         o Recommend to the Board a process for shareholders to communicate with the Board.

         o Recommend to the Board a policy with respect to Board member attendance at annual meetings.

     Develop and Implement Policies Regarding Corporate Governance Matters
     ---------------------------------------------------------------------

         o Recommend to the Board policies to enhance the Board's effectiveness, including with respect to the distribution of information to Board members, the size and composition of the Board, and the frequency and structure of Board meetings.

         o Develop and review periodically, and at least annually, the corporate governance policies of the Company to ensure that they are appropriate for the Company and that policies of the Company comply with applicable laws, regulations and listing standards, and recommend any changes to the Board.

         o    Periodically   (and  at  least  once  annually)  review  and  make
              recommendations with respect to the Company's code of ethics.

         o Consider any other corporate governance issues that arise from time to time, and recommend appropriate actions to the Board.

     Evaluation of the Board and Management
     --------------------------------------

         o    Oversee  performance  evaluations  for the  Board as a whole,  the
              directors  and  senior   management  (in   conjunction   with  the
              Compensation Committee).

         o Maintain an orientation program for new directors and continuing education programs for directors.

     Succession Planning and Other Matters
     -------------------------------------

         o Review and advise the Board of Directors on executive officer succession plans.

         o Make recommendations to the Board with respect to potential successors for key management positions.

         o    Review and evaluate the Committee's performance annually.

         o Review and reassess the adequacy of this Charter on an annual basis and recommend to the Board any appropriate changes.

         o Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.

     SUBCOMMITTEES

         The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more of the members of the Committee. The Committee may delegate such authority to a subcommittee as the Committee deems appropriate, consistent with applicable law and AMEX listing standards.

     INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

         The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Company's expense, such experts and other professionals as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company.

                                  APPENDIX C
                                   PROXY CARD

PROXY CARD - SIDE 1

                          SELAS CORPORATION OF AMERICA
                          ARDEN HILLS, MINNESOTA 55112

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints MARK S. GORDER and ROBERT F. GALLAGHER, and either of them, will full power of substitution, as proxies and hereby authorizes them to represent and to vote all the Common Shares of Selas Corporation of America held of record by the undersigned on March 19, 2004, at the annual meeting of shareholders to be held on April 27, 2004, or any postponement or adjournment thereof.

Both proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY WITH RESPECT TO CERTAIN MATTERS, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

     PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE PAID ENVELOPE.

                           (CONTINUED ON REVERSE SIDE)

PROXY CARD - SIDE 2


|X| Please mark your votes as in this example.

1. ELECTION OF DIRECTORS. The nominees for election are Michael J. McKenna and Mark S. Gorder.

     Michael J. McKenna         [_] FOR NOMINEE     [_] WITHHOLD AUTHORITY

     Mark S. Gorder             [_] FOR NOMINEE     [_] WITHHOLD AUTHORITY

2. In their, discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                              THE SHARES RERESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ABOVE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE CORPORATION'S PROXY STATEMENT.

                              BY SIGNING THIS PROXY, YOU HEREBY ACKNOWLEDGE RECEIPT OF THE COMPANY'S 2003 ANNUAL REPORT TO SHAREHOLDERS, NOTICE OF THE COMPANY'S 2004 ANNUAL MEETING OF SHAREHOLDERS AND THE COMPANY'S PROXY STATEMENT DATED MARCH 26, 2004.

                              ____________________________  Date ________ , 2004
                              Signature

                              ____________________________  Date ________ , 2004
                              Signature (if held jointly)

                              NOTE: Your signature should appear exactly as your name appears in the space to the left. For joint accounts, any co-owner may sign. When signing as attorney, executor, administrator, or fiduciary, please give your full title as such.